EXHIBIT 32.01

                          Section 1350 Certification
                          --------------------------

In connection with this quarterly report of Futures Portfolio Fund Limited Partnership (the "Company") on Form 10-Q for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (this "Report") I, Kenneth E. Steben, Chief Executive Officer of Steben & Company, Inc., the General Partner of the Company certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:   /s/ Kenneth E. Steben                              Date: August 14, 2006
      ---------------------
      Kenneth E. Steben
      Chief Executive Officer
      (Principal Executive Officer)


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